                                                                          Page 1
             Chase Manhattan Credit Card Master Trust Series 1996-3
                                 October 16 2000
                                    EXHIBIT B
      FORM OF MONTHLY PAYMENT INSTRUCTIONS AND NOTIFICATION TO THE TRUSTEE
                       THE CHASE MANHATTAN BANK USA, N.A.
                    Chase Manhattan Credit Card Master Trust
                                  Series 1996-3


Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement, dated as of June 1, 1991, and the Series 1996-3 Supplement, dated as of June 1, 1996 (together, the Agreement), by and between The Chase Manhattan Bank USA, N.A. (Chase), as Servicer, and Yasuda Bank and Trust Company (U.S.A.), as trustee (the Trustee); provided, that the preceding Monthly Period shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered. References herein to certain sections and subsections are references to the respective sections and subsections of the Agreement. This Certificate is delivered pursuant to the terms of the Agreement.


The undersigned, a duly authorized representative of the Servicer does hereby certify as follows:

     1)   Chase is the Servicer under the Agreement.

     2)   The undersigned is a Servicing Officer.

     3)   The date of this notice is                                    10/06/00
          which is a Determination Date under the Agreement.


I.  INSTRUCTION TO MAKE A WITHDRAWAL

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

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Chase Manhattan Credit Card Master Trust Series 1996-3
                                 October 16 2000
Pursuant to Section 4.08, the Servicer does hereby instruct the Trustee to apply, on which date is a Transfer Date under the Agreement, Class A Available Funds, Class B Available Funds, Collateral Available Funds from the Finance Charge Account and Available Principal Funds from the Principal Account, to make the following distributions:


     A) To the Distribution Account for payment to the Class A Certificateholders, Pursuant to Subsection 4.08(a)(i):
          (1)  Class A Monthly Interest for the related
               Distribution Date                                    5,615,690.67
          (2)  Class A Monthly Interest accrued but not paid                0.00
          (3)  Class A Additional Interest                                  0.00
          (4)  Class A Additional Interest accrued but not paid             0.00
          (5)  Class A Interest Disbursement for the related
               Distribution Date                                    5,615,690.67

     B)   To the Servicer Pursuant to Subsection 4.08(a)(ii)
          If neither Chase USA, nor any Affiliate thereof,
          is the Servicer:
          (1)  The Class A Servicing Fee for the preceding Monthly Period    N/A
          (2)  Class A Servicing Fees previously due but not distributed     N/A

     C)   To the Principal Account Pursuant to Subsection 4.08(a)(iii):
          (1)  Class A Investor Default Amount for the preceding
               Monthly Period (to be treated as a portion of
               Available Principal Collections)                     3,182,700.51

     D)   Pursuant to Subsection 4.08(a)(iv):
          (1)  Portion of Excess Spread from Class A Available
               Funds to be allocated and distributed as provided
               in Part II hereof                                    4,220,491.57

     E)   To the Distribution Account for payment to the Class B
          Certificateholders Pursuant to Subsection 4.08(b)(i):
          (1)  Class B Monthly Interest for the related
               Distribution Date                                      257,036.50


                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

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Chase Manhattan Credit Card Master Trust Series 1996-3
                                 October 16 2000
          (2)  Class B Monthly Interest accrued but not paid                0.00
          (3)  Class B Additional Interest                                  0.00
          (4)  Class B Additional Interest accrued but not paid             0.00
          (5)  Class B Interest Disbursement for the related
               Distribution Date                                      257,036.50

     F)   To the Servicer Pursuant to Subsection 4.08(b)(ii) If
          neither Chase USA, nor any Affiliate thereof, is the
          Servicer:
          (1)  The Class B Servicing Fee for the preceding Monthly Period    N/A
          (2)  Class B Investor Servicing Fees previously due but not
               distributed                                                   N/A

     G)   Pursuant to Subsection 4.08(b)(iii):
          (1)  Portion of Excess Spread from Class B Available Funds to be allocated and distributed as provided in Part
               II thereof                                             366,160.23

     H)   To the Servicer Pursuant to Subsection 4.08(c)(i) If
          neither Chase USA, nor any Affiliate thereof, is the
          Servicer:
          (1)  The Collateral Interest Servicing Fee for the preceding
               Monthly Period                                                N/A
          (2)  Collateral Interest Servicing Fee previously due but not
               distributed                                                   N/A

     I)   Pursuant to Subsection 4.08(c)(ii):
          (1)  Portion of Excess Spread from Collateral Available
               Funds to be allocated and distributed as provided
               in Part II hereof                                      905,002.57

     J)   Pursuant to Section 4.08(d):
          (1) To the Collateral Interest Holder, Available Principal Collections, if any, applied in accordance with the Loan
               Agreement                                                    0.00
          (2)  Available Principal Collections, if any, to be
               treated as Shared Principal Collections and
               distributed as provided in Section 4.13                      0.00

     K) To the Distribution Account for payment to the appropriate parties,


                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

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Chase Manhattan Credit Card Master Trust Series 1996-3
                                 October 16 2000

          Pursuant to Section 4.08(e):
          (1)  The amount of Class A Monthly Principal            106,357,777.78
          (2)  The amount of Class B Monthly Principal                      0.00
          (3)  The amount of Collateral Monthly Principal           7,393,856.21
          (4)  Amounts remaining, if any, to be treated as Shared
               Principal Collections and applied in accordance
               with Section 4.13                                            0.00




                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

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Chase Manhattan Credit Card Master Trust Series 1996-3
                                 October 16 2000


II. APPLICATION OF EXCESS SPREAD AND EXCESS FINANCE CHARGE COLLECTIONS

Pursuant to Section 4.10, the Servicer does hereby instruct the Trustee to apply on which date is a Transfer Date under the Agreement, Excess Spread and Excess Finance Charge Collections allocated to Series 1996-3 as set forth below:

     A)   Pursuant to Section 4.10(a):
          (1)  The amount equal to the Class A Required Amount,
               if any, to fund any deficiency under Section
               4.08(a), to be applied in accordance with, and in
               the priority set forth in subsection 4.10(a)                 0.00

     B)   To the Principal Account Pursuant to Section 4.10(b):
          (1)  Aggregate amount of Class A Investor Charge-Offs
               not previously reimbursed pursuant to Section
               4.09(a) (to be treated as Available Principal
               Collections)                                                 0.00

     C)   To the Distribution Account for payment to the Class B
          Certificateholders Pursuant to Section 4.10(c):
          (1)  Class B Monthly Interest that is due and unpaid or
               overdue and unpaid Class B Monthly Interest, but
               not available from Class B Available Funds                   0.00
          (2)  Class B Additional Interest that is overdue and
               unpaid, but not available from Class B Available
               Funds                                                        0.00

     D)   To the Servicer, Pursuant to Section 4.10(d) If neither
          Chase USA nor any Affiliate thereof is the Servicer:
          (1)  The amount of Class B Servicing Fee for such
               monthly period and overdue and unpaid Class B
               Servicing Fee not available from Class B Available
               Funds                                                         N/A

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

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Chase Manhattan Credit Card Master Trust Series 1996-3
                                 October 16 2000

     E)   Pursuant to Section 4.10(e):
          (1)  The Class B Investor Default Amount for such
               Transfer Date (to be treated as a portion of
               Available Principal Collections)                       160,021.12

     F)   Pursuant to Section 4.10(f):
          (1)  The amount by which Class B Investor Interest has
               been reduced Pursuant to clauses (c), (d) and (e)
               of the definition thereof (to be treated as a
               portion of Available Principal Collections)                  0.00

     G)   To the Distribution Account for payment to the
          Collateral Interest Holders, Pursuant to Section
          4.10(g):
          (1)  Collateral Monthly Interest and any overdue and
               unpaid Collateral Monthly Interest not available
               from Collateral Available Funds                        378,658.85
          (2)  Collateral Additional Interest overdue and unpaid
               not available from Collateral Available Funds                0.00

     H)   Pursuant to Section 4.10(h):
          (1)  Monthly Investor Servicing Fees that are due on
               such Transfer Date and unpaid and any overdue and
               unpaid Monthly Investor Servicing Fees               1,712,416.02

     I)   Pursuant to Section 4.10(i):
          (1)  The Collateral Default Amount for the prior
               Monthly Period (to be treated as a portion of
               Available Principal Collections)                       232,381.72

     J)   To the Principal Account Pursuant to Section 4.10(j):
          (1)  The aggregate amount by which the Collateral
               Interest has been reduced below the Required
               Collateral Interest (to be treated as Available
               Principal Collections)                                       0.00

     K)   To the Reserve Account, Pursuant to the Loan Agreement

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

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Chase Manhattan Credit Card Master Trust Series 1996-3
                                 October 16 2000
          Pursuant to Section 4.10(k):
          (1)  All other amounts payable under Loan Agreement out
               of Excess Spread and Excess Finance Charge
               Collections                                             58,573.29

     L)   To the Collateral Interest Holder, Pursuant to the Loan
          Agreement Pursuant to Section 4.10(l):
          (1)  All other amounts payable under Loan Agreement out
               of Excess Spread and Excess Finance Charge
               Collections                                          2,949,603.36

     M)   Pursuant to Section 4.10(m):
          (1)  The balance, if any, to be treated as Shared
               Excess Finance Charge Collections and allocated to
               other Series in Group I pursuant to Section 4.12             0.00
          (2)  The balance, if any, to the Holder of the Seller
               Certificate pursuant to Section 4.12                         0.00


III. REALLOCATED PRINCIPAL COLLECTIONS

Pursuant to Section 4.11, the Servicer does hereby instruct the Trustee to apply from the Series 1996-3 Collection Subaccount on which is a Transfer Date under the Agreement, to apply Reallocated Principal Collections to fund any deficiencies in the Class A Required Amount and the Class B Required Amount in the following priority.

     A)   Pursuant to Section 4.11(a):
          (1)  The Class A Required Amount after applying Excess
               Spread and Excess Finance, Finance Charge
               Receivables pursuant to Section 4.10, to be
               applied pursuant to subsections 4.08(a)(i), (ii)
               and (iii)                                                    0.00


                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

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Chase Manhattan Credit Card Master Trust Series 1996-3
                                 October 16 2000
     B)   Pursuant to Section 4.11(b):
          (1)  The Class B Required Amount after applying Excess
               Spread and Excess Finance, Finance Charge
               Receivables pursuant to Section, 4.10, to be
               applied pursuant to subsections 4.08(b)(i) and
               (ii)                                                         0.00

IV.  ACCRUED AND UNPAID AMOUNTS
After giving effect to the withdrawals and transfers to be made in accordance with this notice, the following amounts will be accrued and unpaid with respect to all Monthly Periods preceding the current calendar month:

     A)   The aggregate amount of the Class A Interest Shortfall            0.00

     B)   The aggregate amount of the Class B Interest Shortfall            0.00

     C)   The aggregate amount of the Collateral Interest Payment
          Shortfall                                                         0.00

     D)   The aggregate amount of all accrued and unpaid Monthly
          Investor Servicing Fees                                           0.00

     E)   Pursuant to Section 4.10: The aggregate amount of all
          unreimbursed Investor Charge Offs                                 0.00

IN WITNESS WHEREOF, the undersigned has duly executed this certificate this day of

                                    THE CHASE MANHATTAN BANK USA, N.A.
                                    Servicer

                                    By:_________________________
                                       Name:    Patricia Garvey
                                       Title:   Vice President

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

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Chase Manhattan Credit Card Master Trust Series 1996-3
                                 October 16 2000
                                    EXHIBIT C
                  FORM OF MONTHLY CERTIFICATEHOLDERS STATEMENT
                       THE CHASE MANHATTAN BANK USA, N.A.
                    Chase Manhattan Credit Card Master Trust
                                  Series 1996-3


For the Distribution Date          10/16/00

For the Monthly Period                   52


Under Section 5.02 of the Pooling and Servicing Agreement dated as of June 1, 1991 and the Series 1996-3 Supplement dated as of June 1, 1996 (together, the Agreement) by and between The Chase Manhattan Bank USA, N.A. (Chase) and Yasuda Bank and Trust Company (U.S.A.), as trustee (the Trustee), Chase, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1996-3 Certificateholders and the performance of the Chase Manhattan Credit Card Master Trust (the Trust) and the Series 1996-3 Class A Certificates and Series 1996-3 Class B Certificates during the previous month. The information which is required to be prepared with respect to the Distribution Date and with respect to the performance of the Trust during the month (the Monthly Period) is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-3 Investor Certificate (a Certificate). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.


I. INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION TO THE CLASS A AND CLASS B CERTIFICATEHOLDERS (STATED ON THE BASIS OF $1,000 ORIGINAL

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

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Chase Manhattan Credit Card Master Trust Series 1996-3
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     CERTIFICATE PRINCIPAL AMOUNT)
     A)   The total amount of the distribution to Series 1996-3
          Certificateholders on 10/16/00 per $1,000 original
          certificate principal amount
          (1)  Class A Certificateholders                               5.866667
          (2)  Class B Certificateholders                               6.008333

     B)   The amount of the distribution set forth in paragraph 1
          above in respect of principal of the 1996-3
          Certificates, per $1,000 original certificate principal
          amount
          (1)  Class A Certificateholders                               0.000000
          (2)  Class B Certificateholders                               0.000000

     C)   The amount of the distribution set forth in paragraph 1
          above in respect of interest on the 1996-3
          Certificates, per $1,000 original certificate principal
          amount
          (1)  Class A Certificateholders                               5.866667
          (2)  Class B Certificateholders                               6.008333





                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

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Chase Manhattan Credit Card Master Trust Series 1996-3
                                 October 16 2000

II. INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

     A)   Collections
          (1)   The aggregate amount of Collections processed with
                respect to the preceding Monthly Period and
                allocated to the Series 1996-3 Certificates was
                equal to                                          136,867,408.50
          (2)   The Payment Rate with respect to the preceding
                Monthly Period was equal to                               12.24%
                The monthly payment rate for the 2nd preceding Monthly        51
                Period was equal to                                       14.01%
                The monthly payment rate for the 3rd preceding Monthly        50
                Period was equal to                                       13.30%
          (3)a. The aggregate amount of Collections of Principal
                Receivables processed with respect to the
                preceding Monthly Period which were allocated in
                respect of the Series 1996-3 Certificates         122,944,292.08
          (3)b. The aggregate amount of Investor Defaults treated
                as Available Principal Collections prusuant to
                sections 4.08 a.(iii), 4.10 (b),(e),(l)             3,575,103.35
          (4)   The aggregate amount of Collections of Finance
                Charge Receivables processed with respect to the
                preceding Monthly Period which were allocated in
                respect of the Series 1996-3 Certificates          13,923,116.41

     B)   Deficit Controlled Amortization Amount                            0.00

     C)   Principal Receivables in the Trust and Allocation
          Percentages
          (1)   The aggregate amount of Principal Receivables in
                the Trust as of the end of the preceding Monthly
                Period (represented by the Seller Interest, the
                Investor Interest of Series 1996-3, and the
                Investor Interest of all other outstanding
                Series)                                         2,779,203,734.12
          (2)   The Investor Interest as of the last day of the
                preceding Monthly Period
                (a)  Investor Interest                          1,062,124,860.37

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Chase Manhattan Credit Card Master Trust Series 1996-3
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                (b)  Class A Investor Interest                    957,220,000.00

                (c)  Class B Investor Interest                     42,780,000.00

                (d)  Collateral Interest                           62,124,860.37

          (3)   The Investor Interest set forth in paragraph
                C(2)(a) above as a percentage of the aggregate
                amount of Principal Receivables set forth in
                paragraph C(1) above                                    38.2169%
          (4)   The Class A Investor Interest set forth in
                paragraph C(2)(b) above as a percentage of the
                aggregate amount of Principal Receivables set
                forth in paragraph C(1) above                           34.4422%
          (5)   The Class B Investor Interest set forth in
                paragraph C(2)(c) above as a percentage of the
                aggregate amount of Principal Receivables set
                forth in paragraph C(1) above                            1.5393%
          (6)   The Collateral Interest set forth in paragraph
                C(2)(d) above as a percentage of the aggregate
                amount of Principal Receivables set forth in
                paragraph C(1) above                                     2.2353%
          (7)   The Class A Floating Percentage                         89.0240%
          (8)   The Class B Floating Percentage                          4.4760%
          (9)   The Class B Principal Percentage                         3.9999%
          (10)  The Collateral Floating Percentage                       6.5000%
          (11)  The Collateral Principal Percentage                      6.5001%
          (12)  The Floating Allocation Percentage                      34.4297%
          (13)  The Principal Allocation Percentage                     38.5274%

D) Portfolio Yield and Base Rate
          (1)   The annualized Portfolio Yield for the preceding
                Monthly Period was equal to                               16.46%

                The annualized portfolio yield for the 2nd
                preceding Monthly                                             51

                Period was equal to                                       20.07%

                The annualized portfolio yield for the 3rd
                preceding Monthly                                             50

                Period was equal to                                       18.96%

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Chase Manhattan Credit Card Master Trust Series 1996-3
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          (2)   The three month average Portfolio Yield was equal to      18.50%
                Base Rate for the preceding Monthly Period was equal to    8.98%
                The Base Rate for the 2nd preceding Monthly                   51
                Period was equal to                                        9.20%
                The Base Rate for the 3rd preceding Monthly                   50
                Period was equal to                                        9.20%

     E)   Delinquent Balances
          The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the last day of the preceding Monthly
          Period:

          Up to 29 Days
          Aggregate Account Balance                               143,147,880.65
          As a Percentage of Receiveables                                  4.91%

          (2) 30 - 59 Days
          Aggregate Account Balance                                43,889,955.40
          As a Percentage of Receiveables                                  1.50%

          (3) 60 - 89 Days
          Aggregate Account Balance                                29,456,010.73
          As a Percentage of Receiveables                                  1.01%

          (4) 90 or More Days
          Aggregate Account Balance                                53,929,668.72
          As a Percentage of Receiveables                                  1.85%

          Total
          Aggregate Account Balance                               270,423,515.50
          As a Percentage of Receiveables                                  9.27%

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

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Chase Manhattan Credit Card Master Trust Series 1996-3
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     F)   Investor Default Amount
          (1)   The aggregate amount of all defaulted Principal
                Receivables written off as uncollectible with
                respect to Billing Cycles ending during the
                preceding Monthly Period allocable to the
                Investor Interest less Recoveries allocable to
                the Investor Interest (the Series 1996-3
                Aggregate Investor Default Amount)                  3,575,103.35
          (2)   The portion of the series 1996-3 Aggregate
                Investor Default Amount allocable to the Class A
                Investor Interest (the Class A Investor Default
                Amount)                                             3,182,700.51
          (3)   The portion of the Series 1996-3 Aggregate
                Investor Default Amount allocable to the Class B
                Investor Interest (the Class B Investor Default
                Amount)                                               160,021.12
          (4)   The portion of the Series 1996-3 Aggregate
                Investor Default Amount allocable to the
                Collateral Investor Interest (the Collateral
                Investor Default Amount)                              232,381.72
          (5)   The annualized investor default percentage
                (Series 1996-3 Aggregate Investor Default
                Amount/Investor Interest) x 12 for the preceding
                Monthly Period was equal to                                4.04%
                The annualized investor default % for (the 2nd
                preceding Monthly Period), the                                51
                Monthly Period, was equal to                               5.15%
                The annualized investor default % for (the 3rd
                preceding Monthly Period), the                                50
                Monthly Period, was equal to                               5.37%

     G)   Investor Charge Offs
          (1)   The aggregate amount of Class A Investor
                Charge-Offs for the preceding Monthly Period                0.00
          (2)   The aggregate amount of Class A Investor Charge
                Off per $1,000 original Certificate Principal
                Amount                                                      0.00
          (3)   The aggregate amount of Class A Investor
                Charge-Offs reimbursed on the Transfer Date
                immediately preceding the Distribution Date                 0.00

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

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Chase Manhattan Credit Card Master Trust Series 1996-3
                                 October 16 2000

          (4)   The amount of the reimbursed Investor Charge-Offs
                set forth in paragraph G(2) above, per $1,000
                original Class A Certificate principal amount               0.00
          (5)   The aggregate amount of Class B Investor
                Charge-Offs for such Monthly Period                         0.00
          (6)   The aggregate amount of Class B Investor Charge
                Off per $1,000 original Certificate Principal
                Amount                                                      0.00
          (7)   The aggregate amount of Class B Investor
                Charge-Offs reimbursed on the Transfer Date
                immediately preceding such Distribution Date                0.00
          (8)   The amount of the reimbursed Investor Charge-Offs
                set forth in paragraph G(6) above, per $1,000
                original Class B Certificate principal amount               0.00
          (9)   The aggregate amount of Investor Charge-Offs                0.00
          (10)  The aggregate Investor Charge Off per $1,000
                Original Certificate Principal Amount                       0.00
          (11)  The aggregate amount of reimbursed Investor
                Charge-Offs                                                 0.00
          (12)  The amount of the reimbursed Investor Charge-Offs
                set forth in paragraph G(9) above, per $1,000
                original Investor principal amount                          0.00

     H)   Shared Excess Finance Charge Collection The aggregate
          amount of shared Excess Finance Charge Collections
          during the preceding Monthly Period which were
          allocated to the Series 1996-3 Certificates                       0.00

     I)   Shared Principal Collections The aggregate amount of
          Shared Principal Collections during the preceding
          Monthly Period allocated to the Series 1996-3
          Certificates                                                      0.00

     J)   Reallocated Principal Collections

          (1)   Collections of Principal Receivables allocable to
                Class B Certificates paid with respect to Class A
                Certificates to make up deficiencies in Class A
                Required Amount for any Monthly Period                      0.00
          (2)   Collections of Principal Receivables allocable to
                Collateral Interest paid with respect to Class B
                Certificates to make up deficiencies in Class B
                Required Amount                                             0.00

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

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     Chase Manhattan Credit Card Master Trust Series 1996-3
                                 October 16 2000

     K)   Monthly Investor Servicing Fee
          (1)   The amount of the Monthly Investor Servicing Fee
                payable by the Trust to the Servicer for the
                preceding Monthly Period                            1,712,416.02
          (2)   The amount of the Class A Monthly Servicing Fee
                payable by the Trust for the preceding Monthly
                Period                                              1,524,461.48
          (3)   The amount of the Class B Monthly Servicing Fee
                payable by the Trust to the Servicer for the
                preceding Monthly Period                               76,647.50
          (4)   The amount of the Collateral Monthly Servicing
                Fee payable by the Trust to the Servicer for the
                preceding Monthly Period                              111,307.04

     L)         Collateral Interest
          (1)   The Available Collateral Interest, as of the
                close of Transfer Date for the preceding Monthly
                Period was equal to                                62,124,860.37

     M)   Required Collateral Interest
          (1)   The Required Collateral interest as of the
                Transfer Date for the preceding Monthly Period
                was equal to                                       54,731,004.16


III. THE POOL FACTOR

     A)   The Pool Factor for the Record Date for the
          distribution to be made on the Distribution date (which
          represents the ratio of the amount of the Investor
          Interest as of such Record Date (determined after
          taking into account any reduction in the Investor
          Interest which will occur on the Distribution Date) to
          the Initial Investor Interest). The amount of a
          Certificateholders pro rata share of the Investor
          Interest can be determined by multiplying the original
          denomination of the Certificateholders Certificate by
          the Pool Factor.                                            0.98617250

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

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Chase Manhattan Credit Card Master Trust Series 1996-3
                                 October 16 2000


                                    THE CHASE MANHATTAN BANK USA, N.A.
                                    Servicer

                                    By:_________________________
                                       Name:    Patricia Garvey
                                       Title:   Vice President


                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

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Chase Manhattan Credit Card Master Trust Series 1996-3
                                 October 16 2000
                                    EXHIBIT D
                Schedule 1996-3 to Monthly Servicers Certificate
                     FORM OF MONTHLY SERVICER(S) CERTIFICATE
                       THE CHASE MANHATTAN BANK USA, N.A.
                    Chase Manhattan Credit Card Master Trust
                                  Series 1996-3


                       For the Determination Date                       10/06/00

                       For the Monthly Period                                 52




1.   The aggregate amount of Collections processed during the
     preceding Monthly Period (equal to 1(a) plus 1(b)) was
     equal to                                                     136,867,408.50

     (a)  The aggregate amount of Collections of Finance Charge
          Receivables collected during the preceding Monthly
          Period (the Collections of Finance Charge Receivables)
          allocated to Series 1996-3 was equal to                  13,923,116.41

     (b)  The aggregate amount of Collections of Principal
          Receivables collected during the preceding Monthly
          Period (the Collections of Principal Receivables)
          allocated to Series 1996-3 was equal to                 122,944,292.08

     (c)  The aggregate amount of Investor Defaults treated as
          Available Principal Collections pursuant to sections
          4.08a(iii),4.10(b),(e),(l)                                3,575,103.35

2. The aggregate amount of funds on deposit in the Finance Charge Account with respect to Collections processed during such Monthly Period, and allocated to Series 1996-3, as of the end of the last day of such Monthly Period was equal to N/A

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Chase Manhattan Credit Card Master Trust Series 1996-3
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3.   (a)  The excess of (i) Collections of Finance Charge
          Receivables allocated to Series 1996-3, over (ii)
          Estimated Collections of Billed Finance Charge
          Receivables (1(a)-1(c)), if any, was equal to $ N/A [of which $ 0.00] [none of which] will be withdrawn from the Finance Charge Account and deposited to the Principal Account.

     (b) The excess of (i) Estimated Collections of Billed Finance Charge Receivables, over (ii) Collections of Finance Charge Receivables allocated to Series 1996-3 (1(c)-1(a)) if any, was equal to $ N/A [of which $ 0.00] [none of which] will be withdrawn from the Principal Account and deposited to the Finance Charge Account.

4.   The aggregate amount of funds which will be on deposit in
     the Finance Charge Account on the Transfer Date relating to
     Series 1996-3 following this Determination Date, after
     giving effect to the payments and transfers in Items 3(a)
     and 3(b) will be                                              14,547,082.04

5.   The aggregate amount of funds on deposit in the Principal
     Account with respect to Collections processed during such
     Monthly Period and allocated to Series 1996-3 as of the end
     of the last day of such Monthly Period was equal to                     N/A

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

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Chase Manhattan Credit Card Master Trust Series 1996-3
                                 October 16 2000

6.   The aggregate amount of funds which will be on deposit in
     the Principal Account on the Transfer Date following this
     Determination Date, after giving effect to the payments and
     transfers in Items 3(a) and 3(b), will be                      7,393,856.21

     The aggregate amount of funds on deposit in the Principal
     Funding Account on the Transfer Date following this
     Determination Date, will be                                  212,715,555.56

     The Principal Funding Investment Proceeds being transferred from Principal Funding Account to Finance Charge Account on
     Transfer Date following this Determination Date, will be         540,938.59

7.   The aggregate amount of funds on deposit in the Series
     1996-3 Collection Subaccount as of the end of the last day
     of such Monthly Period was equal to                                    0.00

8.   The aggregate amount of funds on deposit in the Retention
     Subaccount relating to Series 1996-3 as of the end of the
     last day of such Monthly Period was equal to                           0.00

9.   (a)  The aggregate amount of Interchange to be deposited to the Collection Account and allocated to Series 1996-3
          on the next succeeding Transfer Date is equal to          1,280,528.01

     (b)  The amount of earnings (net of losses and investment
          expenses) on funds on deposit in the Principal Account
          to be transferred from the Retention Account to the
          Finance Charge Account on the next succeeding Transfer
          Date is equal to                                                  0.00

10.  The aggregate amount of [withdrawals] [payments] required to be made [from] [to] the [Collection Subaccount relating to the Series 1996-3 Certificates][the Retention subaccount
     relating to the Series 1996-3 Certificates] is equal to                0.00

11.  The sum of all accounts payable to the Investor
     Certificateholders of Series 1996-3 on the Distribution Date
     in the current Monthly Period is equal to: Payable in
     respect of principal of the Class A Certificates                       0.00

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 21
Chase Manhattan Credit Card Master Trust Series 1996-3
                                 October 16 2000

     Payable in respect of interest on the Class A Certificates     5,615,690.67
     Payable in respect of principal of the Class B Certificates            0.00
     Payable in respect of interest on the Class B Certificates       257,036.50
     Payable in respect of principal of the Collateral Interest     7,393,856.21
     Payable in respect of interest on the Collateral Interest        378,658.85
     TOTAL                                                         13,645,242.23

12.  Series 1996-3 Pay Out Event Occurred                                     NO
     Trust Pay Out Event has Occurred                                         NO

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 22
Chase Manhattan Credit Card Master Trust Series 1996-3
                                 October 16 2000
                                   Schedule II
                    MONTHLY APPLICATION OF FUNDS CERTIFICATE
                 PURSUANT TO SECTION 2.10 O FTHE LOAN AGREEMENT
                       THE CHASE MANHATTAN BANK USA, N.A.
           ----------------------------------------------------------
                    Chase Manhattan Credit Card Master Trust
                                  Series 1996-3
           ----------------------------------------------------------

                                         Monthly Period:                      52
                                         From:                          09/01/00
                                         To:                            09/30/00
                                         Interest Monthly Period:       09/15/00
                                         To:                            10/15/00
                                         Number of days:                      31
                                         Distribution Date              10/16/00




Collateral Initial Interest

CA Investor Interest
     CA Investor Principal Balance                                 62,124,860.37
     Collateral Monthly Interest                                   62,124,860.37
     Reallocated Collateral Principal Collections                           0.00
     Reductions other than Collateral Charge-offs                           0.00
     Collateral Charge-Offs                                                 0.00

Available Funds
                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 23
Chase Manhattan Credit Card Master Trust Series 1996-3
                                 October 16 2000
     Amounts to be applied pursuant to Loan Agreement               3,328,262.22
     Interest for Related Period on Spread Account Balance             54,645.89
     Interest to CA Investors                                         378,658.85
     Available Non-Principal Funds                                  3,382,908.11
     Available Non Principal Funds from other Series                        0.00
     Available Principal Funds                                      7,393,856.21
     Collateral Default Amount(during Amortization)                         0.00
     Collateral Charge-Offs(during Amortization)                            0.00
     Excess Principal Collections from other Series                         0.00
     Amounts available in Spread Account                           10,695,197.86
     Available funds to be Applied                                 10,776,764.32

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 24
Chase Manhattan Credit Card Master Trust Series 1996-3
                                 October 16 2000

Application of Available Funds:

          Application of Available Non-Principal Funds:             3,382,908.11

          (1)   Interest to CA Investors:                             378,658.85

                       LIBOR                                            6.62125%

                a)     CA Investor Principal Balance up to
                       Collateral Interest 51,429,662.51
                               x (LIBOR + 0.0050)                     315,376.33

                       Spread Account Balance                      10,695,197.86
                               x (LIBOR + 0.0025)                      63,282.52

                b)     CA Investor Principal Charge-Offs x
                       (Alternative Rate + 0.02)                            0.00

                c)     CA Interest Shortfall x Alternative Rate             0.00

          (2)   [Reserved]

          (3)   Fees, Expenses and other Amounts                            0.00

          (4)   Net Available Non-Principal Funds to Spread
                Account                                             3,004,249.25

          (5)   Remaining to Seller                                         0.00

Application of Available Principal Funds and Spread Account

          During the revolving period, excess of CA Investor
          Principal Balance over Required Collateral Invested
          Amount paid to CA Investor                                        0.00

          Prior to payment in full of Class B Invested Amount,
          excess of CA Investor Principal Balance over the
          Required Collateral Invested Amount paid to CA Investor   7,393,856.21

          After payment in full of Class B Invested Amount, full
          amount paid to CA Investor                                        0.00

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 25
Chase Manhattan Credit Card Master Trust Series 1996-3
                                 October 16 2000

          Remaining Funds to Chase                                          0.00


                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 26
Chase Manhattan Credit Card Master Trust Series 1996-3
                                 October 16 2000

Spread Account
     Beginning Spread Account Amount                               10,695,197.86
     Plus Net Available Non-Principal Funds                         3,004,249.25
     Less Payments to CA Investors:

          (1)   Interest Deficiency                                         0.00

          (2)   Deficiencies in Fees, Expenses and other amounts            0.00

          (3)   After payment in full of Class B Invested Amount,
                excess of CA Investor Principal Balance over
                Required Collateral Invested Amount paid to Agent           0.00

                Total to CA Investor                                        0.00
     Less Payments to Chase USA

          (1)   Excess of Spread Account over Spread Account Cap            0.00

                Total to Chase                                              0.00

                Ending Spread Account Amount                       13,699,447.11

                Cap Amount                                         16,042,796.79

Trigger Events

Monthly Excess Funds Percentage                                          3.5758%

     Current Period Excess Funds                                    3,062,822.54
     Prior Period Excess Funds                                      5,147,021.41
     Second Prior Period Excess Funds                               4,014,574.34

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 27
Chase Manhattan Credit Card Master Trust Series 1996-3
                                 October 16 2000

Excess Funds for 3 Most Recent Monthly Periods

Average Invested Amount
     Current Period Invested Amount                             1,062,124,860.37
     Prior Period Invested Amount                               1,069,519,786.10
     Second Prior Period Invested Amount                        1,069,519,786.10

Monthly Payment (Principal and Finance Charge)Percentage                12.2410%

     Current Period Payment Amount                                136,867,408.50
     Prior Period Payment Amount                                  158,647,895.82
     Second Prior Period Payment Amount                           150,319,612.00

     Trigger: Yes or No (Y/N)                                                  Y

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION